EXHIBIT 99.1

                                     [LOGO]

Contact:     Peter M. Holland
             Chief Financial Officer
             (740) 772-8547

           HORIZON PCS ANNOUNCES THIRD QUARTER AND NINE-MONTH RESULTS

CHILLICOTHE, OH (November 11, 2002) -- Horizon PCS, Inc., a PCS affiliate of Sprint (NYSE:PCS), today announced financial results for the third quarter and nine months ended September 30, 2002. Highlights for the quarter included:

------------------------------------------------------------------------------------------------------------------------------------
                                                THIRD QUARTER HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                        3 MONTHS ENDED         9 MONTHS ENDED                                3 MONTHS ENDED        9 MONTHS ENDED
                        SEPTEMBER 30,          SEPTEMBER 30,                                  SEPTEMBER 30,         SEPTEMBER 30,
                      -------------------    -------------------                          -------------------    -------------------
(in $000's)                2002       2001      2002       2001                               2002      2001       2002       2001
------------------------------------------------------------------------------------------------------------------------------------
Total Revenues           $56,061    $35,204   $156,085    $79,229  Ending PCS Subscribers   241,900   146,600    241,900    146,600
EBITDA*                 ($15,679)  ($17,935)  ($46,739)  ($46,967) Net PCS Subscriber Adds    6,800    40,300     47,800     80,200
Net Loss                ($43,318)  ($31,503) ($128,451)  ($83,601) PCS Churn                   3.9%      2.1%       3.5%       2.1%
Capital Expenditures      $8,508    $24,331    $57,621    $90,351  PCS ARPU                     $76       $88        $75        $84
------------------------------------------------------------------------------------------------------------------------------------

* Excludes non-cash compensation charges.

     o Horizon PCS added 6,800 net new subscribers in the third quarter, bringing the subscriber base to 241,900 at the end of the third quarter.
     o    As of September 30, 2002,  the Company had launched  service  covering
          7.4 million residents or approximately 73% of the total population in its territory. The Company had 1,298 cell sites (which includes 507 sites in the NTELOS network).
     o Average monthly revenue per subscriber (ARPU), including roaming, was $76 for the third quarter and $75 for the first nine months of 2002. ARPU, excluding roaming, was $55 for the quarter and $56 for the year to date.
     o Churn, excluding 30-day returns, was approximately 3.9% for the third quarter of 2002 and 3.5% for the first nine months of 2002.
     o Cost per gross add (CPGA) was $365 for the third quarter and $356 for the year to date.
     o As of September 30, 2002, Horizon marketed Sprint PCS service through 40 Company stores and approximately 538 national outlets, regional retailers and local agents.
     o Total operating revenues were $56.1 million for the quarter ended September 30, 2002, an 8% increase over second quarter 2002 total operating revenues, and $156.1 million for the year to date.
     o For the three and nine months ended September 30, 2002, roaming revenue from the Company's portion of the Sprint PCS network was $15.0 million and $38.9 million, respectively. Roaming expense for the three and nine months ended September 30, 2002, was $11.9 million and $31.7 million, respectively.


Commenting on the results, William A. McKell, chairman, president and CEO, said, "Results for the third quarter reflect a continuation of the trends established earlier in the year. Competitive pressures and the first full quarter of the implementation of Clear Pay II deposits for sub-prime customers resulted in slower subscriber growth. In addition, we continue to work through higher levels of churn primarily due to sub-prime customers. On a positive note, our net new subscribers added continue to be of a higher credit quality."

Earnings before interest, taxes, depreciation and amortization, and non-cash compensation charges (EBITDA) was negative $15.7 million for the third quarter of 2002 compared with negative $14.7 million for the second quarter of 2002.


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

HPCS Announces Third Quarter Results
Page 2
November 11, 2002



EBITDA was negative $46.7 million through the first nine months of 2002.

At the end of the third quarter, Horizon had cash and cash equivalents of approximately $109.1 million, which excludes $36.1 million in restricted cash. The Company also had $95 million committed under its bank credit facility. Capital expenditures were $8.5 million for the third quarter and $57.6 million for the year-to-date period.

Based on current preliminary information and internal projections, the Company's guidance for the fourth fiscal quarter of 2002 ending December 31, 2002, is as follows:

     o    Full year net subscriber additions in the range of 70,000 to 90,000;
     o    ARPU to remain consistent with the first nine months of 2002;
     o Churn, excluding 30-day returns, is expected to be in the mid to low 3% range;
     o EBITDA losses for the full year, excluding non-cash compensation charges, of $68 million to $72 million; and
     o Capital expenditure guidance for the year 2002 is $60 million to $70 million.

THIRD QUARTER CONFERENCE CALL SCHEDULE
Horizon PCS will conduct a conference call tomorrow morning, November 12, 2002, at 11:00 a.m. Eastern time to discuss this press release. A live broadcast of the conference call will be available by dialing (913) 981-5571 or online at www.horizonpcs.com. To listen to the live call via the Internet, please go to the web site at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available from approximately two hours after the live call ends until November 13, either through the Internet site listed above or by dialing
(719) 457-0820, and entering 317947 when prompted for the access code.

ABOUT HORIZON PCS
Horizon PCS is one of the largest PCS affiliates of Sprint, based on its exclusive right to market Sprint wireless mobility communications network products and services to a total population of over 10.2 million in portions of 12 contiguous states. Its markets are located between Sprint's Chicago, New York and Raleigh/Durham markets and connect or are adjacent to 15 major Sprint markets that have a total population of over 59 million. As a PCS affiliate of Sprint, Horizon markets wireless mobile communications network products and services under the Sprint and Sprint PCS brand names. For more information, visit http://www.horizonpcs.com/.

ABOUT SPRINT
Sprint operates the nation's largest all-digital, all-PCS wireless network, already serving more than 4,000 cities and communities across the country. Sprint has licensed PCS coverage of more than 280 million people in all 50 states, Puerto Rico and the U.S. Virgin Islands. In August 2002, Sprint became the first wireless carrier in the country to launch next generation services nationwide delivering faster speeds and advanced applications on Vision-enabled Phones and devices. For more information on products and services, visit www.sprint.com/mr. Sprint PCS is a wholly-owned tracking stock of Sprint Corporation trading on the NYSE under the symbol "PCS." Sprint is a global communications company with approximately 75,000 employees worldwide and $26 billion in annual revenues and is widely recognized for developing, engineering and deploying state-of-the art network technologies.

This press release contains statements about future events and expectations that are forward-looking statements. Any statement in this press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, projections of net adds, ARPU, churn, CPGA, roaming revenue and expense, and EBITDA losses may prove inaccurate due to factors such as the impact of competition, the availability of handsets and delays in our network build-out. For further information on the risks inherent in Horizon PCS' business see "Risk Factors" in our most recent Form 10-K and Form 10-Q filings.



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

HPCS Announces Third Quarter Results
Page 3
November 11, 2002




                                HORIZON PCS, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                 SEPTEMBER 30,       DECEMBER 31,
ASSETS                                                               2002                2001
                                                                ----------------   -----------------
CURRENT ASSETS:                                                   (Unaudited)
Cash and cash equivalents                                       $   109,131,378    $    123,775,562
Restricted cash                                                      24,062,500          24,597,222
Accounts receivable - subscriber                                     22,118,741          14,293,771
Receivable from affiliate                                               152,765             100,437
Receivable from Parent                                                    2,105             483,785
Equipment inventory                                                   2,653,004           3,845,433
Prepaid expenses and other current assets                             1,976,755             840,970
                                                                ----------------    ----------------
     Total current assets                                           160,097,248         167,937,180
                                                                ----------------    ----------------

OTHER ASSETS:
Restricted cash                                                      12,032,009          24,062,500
Intangible asset - Sprint PCS licenses, net of amortization          40,996,035          42,840,534
Goodwill                                                              7,191,180           7,191,180
Debt issuance costs, net of amortization                             21,063,918          20,437,556
Deferred activation expense and other assets                          5,706,252           4,001,436
                                                                ----------------    ----------------
     Total other assets                                              86,989,394          98,533,206
                                                                ----------------    ----------------
PROPERTY AND EQUIPMENT, NET                                         243,640,695         214,867,858
                                                                ----------------    ----------------
        Total assets                                            $   490,727,337    $    481,338,244
                                                                ================    ================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable                                                $    19,132,000     $    26,444,888
Accrued liabilities                                                  13,852,759          10,583,505
Payable to Sprint                                                    14,865,582          10,244,529
Deferred service revenue                                              4,926,404           3,712,734
                                                                ----------------     ---------------
     Total current liabilities                                       52,776,745          50,985,656
                                                                ----------------     ---------------

LONG-TERM LIABILITIES:
Long-term debt, net of discount                                     509,008,999         384,055,643
Other long-term liabilities                                           9,155,832           9,106,625
Deferred activation revenue                                           5,485,129           3,808,618
                                                                ----------------     ---------------
     Total long-term liabilities                                    523,649,960         396,970,886
                                                                ----------------     ---------------
        Total liabilities                                           576,426,705         447,956,542
                                                                ----------------     ---------------

COMMITMENTS AND CONTINGENCIES                                                --                  --
CONVERTIBLE PREFERRED STOCK                                         154,067,678         145,349,043
STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock                                                              --                  --
Common stock - class A                                                        3                   3
Common stock - class B                                                    5,846               5,846
Treasury stock - class B                                               (111,061)           (111,061)
Accumulated other comprehensive income (loss)                          (697,123)           (837,851)
Additional paid-in capital                                           91,852,117          91,852,117
Deferred stock option compensation                                   (1,055,934)         (1,566,496)
Retained deficit                                                   (329,760,894)       (201,309,899)
                                                                ----------------    ----------------
     Total stockholders' equity (deficit)                          (239,767,046)       (111,967,341)
                                                                ----------------    ----------------
        Total liabilities and stockholders' equity (deficit)    $   490,727,337     $   481,338,244
                                                                ================    ================

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

HPCS Announces Third Quarter Results
Page 4
November 11, 2002




                                HORIZON PCS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                   FOR THE THREE MONTHS ENDED          FOR THE NINE MONTHS ENDED
                                                          SEPTEMBER 30,                      SEPTEMBER 30,
                                                 --------------------------------   --------------------------------
                                                     2002              2001             2002              2001
                                                 --------------   ---------------   --------------   ---------------
OPERATING REVENUES:
   Subscriber revenues                           $   39,280,826   $    21,390,868   $  111,396,359   $    48,988,849
   Roaming revenues                                  14,993,078        11,792,956       38,928,318        25,645,305
   Equipment revenues                                 1,787,076         2,020,282        5,760,004         4,595,019
                                                 ---------------  ----------------  ---------------  ----------------
     Total operating revenues                        56,060,980        35,204,106      156,084,681        79,229,173
                                                 ---------------  ----------------  ---------------  ----------------

OPERATING EXPENSES:
   Cost of service (exclusive of items shown
     separately below)                               43,849,786        29,186,623      120,896,437        68,263,060
   Cost of equipment                                  3,973,789         4,125,835       12,635,078         8,628,244
   Selling and marketing                             13,027,292        12,636,251       38,958,652        30,038,584
   General and administrative (exclusive of
     items shown separately below)                   10,889,063         7,190,155       30,333,438        19,265,873
   Non-cash compensation                                170,188           177,237          510,562         1,256,611
   Depreciation and amortization                      9,302,721         5,158,645       30,232,128        12,980,231
                                                 ---------------  ----------------  ---------------  ----------------
     Total operating expenses                        81,212,839        58,474,746      233,566,295       140,432,603
                                                 ---------------  ----------------  ---------------  ----------------

OPERATING LOSS                                      (25,151,859)      (23,270,640)     (77,481,614)      (61,203,430)

Gain (loss) on sale of property and equipment             9,961                --         (631,042)               --
Loss on exchange of stock                                    --                --               --          (399,673)
Interest income and other, net                          719,755           580,822        2,464,464         4,846,253
Interest expense, net of amounts capitalized        (15,889,818)       (5,996,762)     (44,084,140)      (18,674,198)
                                                 ---------------  ----------------  ---------------  ----------------

LOSS ON OPERATIONS BEFORE INCOME TAXES              (40,311,961)      (28,686,580)    (119,732,332)      (75,431,048)

INCOME TAX EXPENSE                                           --                --               --                --
                                                 ---------------  ----------------  ---------------  ----------------

NET LOSS                                            (40,311,961)      (28,686,580)    (119,732,332)      (75,431,048)

PREFERRED STOCK DIVIDEND                             (3,005,897)       (2,816,053)      (8,718,663)       (8,169,630)
                                                 ---------------  ----------------  ---------------  ----------------

NET LOSS AVAILABLE TO COMMON STOCKHOLDERS        $  (43,317,858)  $   (31,502,633)  $ (128,450,995)  $   (83,600,678)
                                                 ===============  ================  ===============  ================

Basic and diluted loss per share available to
   common stockholders                           $        (0.74)  $         (0.54)  $        (2.20)  $         (1.43)
                                                 ===============  ================  ===============  ================

Weighted-average common shares outstanding           58,471,934        58,471,934       58,471,934        58,471,934
                                                 ===============  ================  ===============  ================


                                                   FOR THE THREE MONTHS ENDED          FOR THE NINE MONTHS ENDED
                                                          SEPTEMBER 30,                      SEPTEMBER 30,
                                                 --------------------------------   --------------------------------
                                                     2002              2001             2002              2001
                                                 --------------   ---------------   --------------   ---------------
NET LOSS                                         $  (40,311,961)  $   (28,686,580)  $ (119,732,332)  $   (75,431,048)
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gain (loss) on hedging
     activities                                          20,686          (326,108)         140,728          (679,181)
                                                 ---------------  ----------------  ---------------  ----------------
COMPREHENSIVE INCOME (LOSS)                      $  (40,291,275)  $   (29,012,688)  $ (119,591,604)  $   (76,110,229)
                                                 ===============  ================  ===============  ================


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HPCS Announces Third Quarter Results
Page 5
November 11, 2002




                                HORIZON PCS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                     FOR THE NINE MONTHS ENDED
                                                                                           SEPTEMBER 30,
CASH FLOWS FROM OPERATING ACTIVITIES:                                                2002                2001
                                                                                ----------------   -----------------
   Net loss                                                                     $  (119,732,332)   $    (75,431,048)
                                                                                ----------------   -----------------
   Adjustments to reconcile net loss of net cash used in operating activities:
       Depreciation and amortization                                                 30,232,128          12,980,232
       Non-cash interest expense                                                     20,222,946          13,804,012
       Non-cash compensation expense                                                    510,562           1,256,611
       Loss on exchange of stock                                                             --             399,673
       Loss on hedging activities                                                        48,536              83,689
       Loss on disposal of property and equipment                                       631,042                  --
       Provision for doubtful accounts                                               11,939,941           3,780,912
     Change in:
       Accounts receivable                                                          (19,764,911)        (10,663,771)
       Equipment inventory                                                            1,192,429             280,913
       Prepaid expenses and other                                                    (1,135,785)          2,838,615
       Accounts payable                                                              (7,312,890)        (21,034,492)
       Accrued liabilities and deferred service revenue                              17,048,138           2,562,621
       Payable to Sprint                                                              4,621,053           3,783,467
       Change in receivable / payable from affiliates and Parent                        429,352           1,278,441
       Change in other assets and liabilities, net                                      104,401            (405,671)
                                                                                ----------------   -----------------
         Total adjustments                                                           58,766,942          10,945,251
                                                                                ----------------   -----------------
         Net cash used in operating activities                                      (60,965,390)        (64,485,797)
                                                                                ----------------   -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                                             (57,620,672)        (90,350,650)
   Dividends received                                                                        --              (4,311)
   Proceeds from the sale of property and equipment                                   1,563,970                  --
   Proceeds from redemption of RTFC capital certificates                                     --           2,895,646
                                                                                ----------------   -----------------
         Net cash used in investing activities                                      (56,056,702)        (87,459,315)
                                                                                ----------------   -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Deferred financing fees                                                           (2,622,092)         (1,267,278)
   Borrowings on long-term debt                                                     105,000,000                  --
                                                                                ----------------   -----------------
         Net cash provided by financing activities                                  102,377,908          (1,267,278)
                                                                                ----------------   -----------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                (14,644,184)       (153,212,390)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                      123,775,562         191,417,394
                                                                                ----------------   -----------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $   109,131,378    $     38,205,004
                                                                                ================   =================



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